                                                                    EXHIBIT 10.1

EXHIBIT 10.1 Subscription Agreement dated as of April 17, 2000, between the Company and Hayden H. Harris

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS.


                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (the "Agreement") is made as of April 17, 2000, by and between HAYDEN H. HARRIS, TRUSTEE OF THE HAYDEN H. HARRIS LIVING TRUST DATE MARCH 6, 1998, located at 13875 Waters Road, Chelsea, Michigan 48118 ("Investor"), and MCLAREN AUTOMOTIVE GROUP, INC., a Delaware corporation with offices at 32233 West Eight Mile Road, Livonia, Michigan 48152 ("McLaren").

                                    RECITALS:

A. McLaren has offered to sell, and Investor desires to acquire, Four Hundred Thousand (400,000) shares of the common stock of McLaren, par value $0.00001 per share (the "Shares"), for the aggregate purchase price of $800,000 (the "Purchase Price") at a per share price equal to $2.00 (the "Offering"); and

B. McLaren and Investor desire to consummate the Offering in accordance with the terms of this Agreement.

         NOW, THEREFORE, in consideration of the mutual undertakings contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1. Purchase and Sale of Shares. McLaren hereby agrees to sell to Investor, and Investor hereby agrees to purchase from McLaren, the Shares at the Purchase Price and on the terms and conditions described herein. Investor shall deliver the Purchase Price in immediately available funds to:

                                    Jacqueline K. Kurtz
                                    Chief Financial Officer
                                    McLaren Automotive Group, Inc.
                                    32233 West Eight Mile Road
                                    Livonia, Michigan 48152

Upon receipt of the Purchase Price, McLaren will cause the Shares to be issued by its stock transfer agent and delivered to Investor at Investor's address set forth above. The purchase of the Shares shall be deemed to have occurred on the date that the immediately available funds representing the Purchase Price are received by McLaren.

2. Representations and Warranties of Investor. Investor hereby acknowledges, represents and warrants as follows:


         (a) INVESTOR ACKNOWLEDGES THAT THE SHARES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.

         (b) Investor has the financial ability to bear the economic risk of Investor's investment in the Shares (including a complete loss of Investor's investment) and has no need for liquidity with respect to Investor's investment in the Shares.

         (c) Investor has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Shares and has obtained, in Investor's judgment, sufficient information from McLaren to evaluate the merits and risks of an investment in the Shares.

         (d) Investor is an "accredited investor" as that term is defined in Rule 501(a) promulgated under Regulation D of the Securities Act.

         (e) Investor is acquiring the Shares for his own account and not with a view to the distribution thereof within the meaning of the Securities Act.

         (f) The Shares are not being subscribed for by Investor as a result of any material information about McLaren's business that has not been publicly disclosed.

         (g) Investor has been given the opportunity to ask questions of, and receive answers from, the management of McLaren concerning the terms and conditions of the Offering and other matters pertaining to Investor's investment, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information which was otherwise provided in order for Investor to evaluate the merits and risks of an investment in the Shares to the extent McLaren possesses such information or can acquire it without unreasonable effort or expense.

         (h) Investor has received and reviewed McLaren's Annual Report on Form 10-KSB for the year ended September 30, 1999, Quarterly Report on Form 10-QSB for the quarter ended December 31, 1999, Current Report on Form 8-K filed March 28, 2000, 1999 Annual Report to Shareholders, and Definitive Proxy Statement for the Annual Meeting of Shareholders to be held April 18, 2000.

         (i) Investor acknowledges that the representations, warranties, agreements, undertaking and acknowledgments made by Investor in this Agreement are made with the intent that they be relied upon by McLaren and its management in determining Investor's suitability as a purchaser of the Shares.

3. Representations and Warranties of McLaren. McLaren hereby acknowledges, represents and warrants that the Shares, when issued to Investor, shall be validly issued, fully paid and non-assessable.

4. Registration of Shares. Investor shall have no right to demand or participate in the registration of the Shares except as, and only to the extent, provided in a separate registration rights agreement, if any, which is executed on behalf of the Company.

5.  Miscellaneous.

         (a) Modification. Neither this Agreement nor any provision hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

         (b) Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (i) delivered by a recognized national courier service to such address as may be given herein, or (ii) delivered personally at such address.

         (c) Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

         (d) Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, covenants or other agreements except as stated or referred to herein.

         (e) Assignability. This Agreement is not transferable or assignable by either party.


         (f) Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan applicable to contracts made and to be performed entirely within such state without giving effect to the choice of law provisions of such state.

         (g) Counterparts; Facsimile Execution. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart. This Agreement may be signed by fax delivery of a signed signature page to the other party and such fax execution shall be valid in all respects.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                           McLAREN AUTOMOTIVE GROUP, INC.




                                           By:  /s/ Wiley R. McCoy
                                              ----------------------------------
                                                Wiley R. McCoy, President



                                           INVESTOR:


                                           /s/ Hayden H. Harris
                                           -------------------------------------
                                           HAYDEN H. HARRIS, TRUSTEE OF THE
                                           HAYDEN H. HARRIS LIVING TRUST DATED
                                           MARCH 6, 1998